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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ____________


                                   Form 8-K

                                 ____________


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                       February 28, 2001 (Feb. 27, 2001)
                      -----------------------------------


                       CADMUS COMMUNICATIONS CORPORATION
                       ---------------------------------
            (Exact name of registrant as specified in its charter)




          Virginia                     000-12954               54-1274108
-------------------------------      -------------      ----------------------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       File Number)      Identification Number)



1801 Bayberry Court, Suite 200, Richmond, Virginia             23226
--------------------------------------------------          -----------
  (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code  (804) 287-5680
                                                    --------------
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Item 5.   Other Events.

On February 27, 2001, Cadmus Communications Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 with respect to the Company's announcement of the closure of its Atlanta-based logistics operation.









Item 7.  Exhibits.

       Exhibit 99.1    Press Release

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                                 Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 28, 2001.


                                      CADMUS COMMUNICATIONS CORPORATION


                                      By:    /s/ Bruce V. Thomas
                                         ------------------------------
                                         Bruce V. Thomas
                                         President and Chief Executive Officer
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                                 Exhibit Index


  Exhibit


99.1  Press Release